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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): OCTOBER 19, 2004


                            ANGELICA CORPORATION
             (Exact name of Company as specified in its charter)

              MISSOURI                       1-5674            43-0905260
    (State or other jurisdiction           (Commission      (I.R.S. Employer
          of incorporation)               File Number)     Identification No.)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                                  63017-3406
(Address of principal executive offices)                       (Zip Code)

                               (314) 854-3800
              (Company's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  As discussed in Item 5.02 below, Angelica Corporation (the "Company") announced on October 19, 2004 that it has appointed Richard M. Fiorillo to the office of Chief Accounting Officer of the Company. Mr. Fiorillo will continue to serve as Vice President Finance and Chief Financial Officer of the Company's Textile Services business operations.

                  No agreement has been entered into between Mr. Fiorillo and the Company with respect to his appointment by the Company to the office of Chief Accounting Officer; however, his positions as Vice President Finance and Chief Financial Officer of the Company's Textile Services business operations are covered by an employment agreement, dated September 30, 2004, by and between Mr. Fiorillo and the Company. A description of this employment agreement, a copy of which is attached hereto as Exhibit 10.1, is set forth in Item 5.02 below and both Item 5.02 and Exhibit 10.1 are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  The Company announced on October 19, 2004 that it has appointed Richard M. Fiorillo to the office of Chief Accounting Officer of the Company. Mr. Fiorillo will continue to serve as Vice President Finance and Chief Financial Officer of the Company's Textile Services business operations.

                  Mr. Fiorillo, age 45, has served as Vice President Finance and Chief Financial Officer of the Company's Textile Services business operations since his initial employment by the Company on June 1, 2001. Mr. Fiorillo's positions with the Company's Textile Services business are covered by an employment agreement, dated September 30, 2004, by and between Mr. Fiorillo and the Company (the "Employment Agreement"). This Employment Agreement does not cover Mr. Fiorillo's additional new position as the Company's Chief Accounting Officer.

                  Mr. Fiorillo's annual base salary under the Employment Agreement is $150,000 and he has the opportunity to earn a maximum of 60% of his annual base salary in the form of an annual incentive bonus and 35% of his annual base salary in long-term incentive bonus awards upon meeting criteria to be set by the Company's Board of Directors.

                  The Employment Agreement provides for salary continuation upon termination of his employment without cause or for good reason not in connection with a change in control transaction. Upon such employment termination, his salary continues for a twelve-month period, the last six months of which his compensation shall be offset by any compensation he receives through new employment. In such a termination, the Company shall also pay Mr. Fiorillo the sum of his annual base salary through the date of termination, the accrued benefit payable to him under any compensation plan, program or arrangement of the Company to which he is a participant, subject to such plan's provisions, and any accrued vacation, in each case to the extent not previously paid to him by the Company (collectively, "Accrued Obligations").

                  If Mr. Fiorillo's employment is terminated in anticipation of, or within two years following, a change in control transaction without cause or for good reason, then under the terms of his Employment Agreement he will receive within 30 days the Accrued Obligations, a lump-sum severance payment equal to one times his then-current annual salary, and immediate vesting of all stock options and restricted stock that he holds that have not expired in accordance with their respective plan or award or grant agreement terms.

                                     2

                  The Employment Agreement also contains non-compete and non-diversion covenants that extend for one year after termination of Mr. Fiorillo's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  Prior to joining the Company, Mr. Fiorillo was an independent financial consultant from November 1, 1997 through May 31, 2001.

                  This description of the Employment Agreement is qualified by reference to the complete agreement that is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired. Not applicable.
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         (b)      Pro forma financial information. Not applicable.
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         (c)      Exhibits. See Exhibit Index.
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                                     3

                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004

                                           ANGELICA CORPORATION



                                           By: /s/ James W. Shaffer
                                           -----------------------------------
                                               James W. Shaffer
                                               Vice President, Treasurer and
                                               Chief Financial Officer




                                EXHIBIT INDEX


Exhibit No.       Description
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10.1              Employment Agreement, dated September 30, 2004, by and
                  between the Company and Richard M. Fiorillo.